[CONFORMED COPY]



            AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT



               AMENDMENT dated as of March 1, 1993 to the Amended and Restated Credit Agreement dated as of March 17, 1992, as amended prior to the date hereof (the "Agreement"), among AMERICAN PRESIDENT LINES, LTD. ("APL"), AMERICAN PRESIDENT COMPANIES, LTD. ("APC"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

               The parties hereto agree as follows:


               SECTION 1.  Definitions; References.   Unless otherwise
specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the Amendment No. 3 Effective Date (as defined below) refer to the Agreement as amended hereby.

               SECTION 2.  Amendment of Section 5.06.   The second sentence of
Section 5.06 of the Agreement is amended by changing the dollar amount therein from "$380,000,000" to "$330,000,000".

               SECTION 3.  Amendment of Section 5.11.  The first paragraph of
Section 5.11 of the Agreement is amended to read in full as follows:

              SECTION 5.11. Consolidated Leverage Ratio. The Consolidated Leverage Ratio at any time during each fiscal quarter of APC specified below will not be greater than the ratio set forth opposite such fiscal quarter.

               Fiscal Quarter                               Ratio

               Each Fiscal Quarter through          1.15 to 1
                 Second Fiscal Quarter 1994
               Third Fiscal Quarter 1994 and        1.00 to 1
                 each Fiscal Quarter thereafter

               SECTION 4.  Governing Law.   This Amendment shall be governed by
and construed in accordance with the laws of the State of New York.

               SECTION 5.  Counterparts; Effectiveness.   This Amendment may be
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Amendment No. 3 Effective Date") when each of the following conditions shall have been satisfied:

              (a) receipt by the Agent of counterparts hereof signed by APL, APC and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party); and

              (b) receipt by the Agent of evidence reasonably satisfactory to it that, prior to or contemporaneously with the effectiveness of this Amendment, APC, APL and/or any other Wholly-Owned Subsidiary or Wholly-Owned Subsidiaries shall have made a capital contribution or capital contributions to EAC/BEN in an aggregate amount of at least $90,000,000;

provided that this Amendment shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than June 30, 1993. The Agent shall promptly notify APL, APC and the Banks of the Amendment No. 3 Effective Date, and such notice shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.




                                             AMERICAN PRESIDENT LINES, LTD.


                                             By /s/ Randall K. Gausman
                                                Title:  Assistant Treasurer



                                             AMERICAN PRESIDENT COMPANIES, LTD.



                                             By /s/ Steven Tulsky
                                                Title:  Assistant Treasurer



                                             MORGAN GUARANTY TRUST COMPANY
                                               OF NEW YORK



                                             By /s/ Robert M. Osieski
                                                Title:  Vice President



                                             J.P. MORGAN DELAWARE



                                             By /s/ Philip S. Detjens
                                                Title:  Vice President



                                             BANK OF AMERICA NATIONAL TRUST
                                              and SAVINGS ASSOCIATION



                                             By /s/ Michael J. Dasher
                                                Title:  Vice President



                                             BARCLAYS BANK PLC



                                             By /s/ Paul M. Barnes
                                                Title:  Associate Director



                                             CITIBANK, N.A.



                                             By /s/ Benjamin S. A. Moody
                                                Title:  Vice President



                                             THE FIRST NATIONAL BANK OF BOSTON



                                             By /s/ Alicia Szendiuch
                                                Title:  Vice President



                                             THE FIRST NATIONAL BANK OF CHICAGO


                                             By /s/ Kathleen L. Ross
                                                Title:  Vice President

                                                                [EXECUTION COPY]




            AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT

           AMENDMENT dated as of December 2, 1993 to the Amended and Restated Credit Agreement dated as of March 17, 1992, as amended prior to the date hereof (the "Agreement") among AMERICAN PRESIDENT LINES, LTD. ("APL"), AMERICAN PRESIDENT COMPANIES, LTD. ("APC"), the BANKS listed on the signature pages thereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

          The parties hereto agree as follows:

           SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

           SECTION  2.  Amendment of Section 5.15. Clause (i) of the proviso  in
Section 5.15 of the Agreement is amended to read as follows:

        (i) the payment in any fiscal quarter of the Guarantor of a regular quarterly dividend not exceeding (x) $.15 per share for any fiscal quarter
ending  before  September       18, 1993  or (y) $.225 per share  (adjusted  for
stock  splits and stock dividends, if any, after December 2,       1993) for any
fiscal quarter ending after September 18,    1993;

           SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by APL, APC and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                     AMERICAN PRESIDENT LINES, LTD.

                                     By /s/ Randall K. Gausman
                                             Title:  Assistant Treasurer


                                     AMERICAN PRESIDENT COMPANIES, LTD.

                                     By /s/ Randall K. Gausman
                                             Title:  Assistant Treasurer


                                     MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK

                                     By /s/ Diana H. Imhof
                                             Title:  Associate


                                     J.P. MORGAN DELAWARE


                                     By /s/ David J. Morris
                                             Title:  Vice President


                                     BANK OF AMERICA NATIONAL TRUST
                                             and SAVINGS ASSOCIATION


                                     By /s/ Michael J. Dasher
                                             Title:  Vice President


                                     BARCLAYS BANK PLC


                                     By /s/ Keith Mackie
                                             Title:  Associate Director

                                     CITIBANK, N.A.


                                     By /s/ John F. Heuss
                                             Title:  Vice President


                                     THE FIRST NATIONAL BANK OF BOSTON


                                     By /s/ Alicia Szendiuch
                                             Title:  Vice President


                                     THE FIRST NATIONAL BANK OF CHICAGO


                                     By /s/ Karen J. Andrews
                                             Title:  Vice President
                                                              __[EXECUTION COPY]




            AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT


               AMENDMENT dated as of February 1, 1994 to the Amended and Restated Credit Agreement dated as of March 17, 1992, as amended prior to the date hereof (the "Agreement"), among AMERICAN PRESIDENT LINES, LTD. ("APL"), AMERICAN PRESIDENT COMPANIES, LTD. ("APC"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

               The parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the Amendment No. 5 Effective Date (as defined in Section 9 below) refer to the Agreement as amended hereby.

               SECTION 2. Reduction of Commitments. The Commitments of the several Banks under the Agreement are reduced pro rata, as of February 1, 1994, so that the aggregate amount of the Commitments is reduced to $100,000,000.

               SECTION 3.  Deletion of Sub-Limits on Amount that APC Can Borrow.
(a) The proviso at the end of the first sentence of Section 2.01 of the Agreement (which provides that the aggregate outstanding principal amount of the Loans to APC shall at no time exceed 50% of the aggregate amount of the Commitments) is deleted.

               (b) Clause (b) of Section 3.02 of the Agreement is amended by deleting sub-clause (ii) thereof (which states as a condition to borrowing that the aggregate outstanding principal amount of the Loans to APC will not exceed 50% of the aggregate amount of the Commitments). The word "and" immediately preceding said sub-clause (ii) and the reference to "(i)" in the second line of said clause (b) are also deleted.

               SECTION 4. Authorization; No Contravention. Section 4.02 of the Agreement is amended by deleting the words "the borrowing of the full amount of the Commitments by APL and the borrowing of 50% of the aggregate amount of the Commitments by APC" and replacing them with the words "the borrowing of the full amount of the Commitments by APC".

               SECTION 5. Deletion of Cross-Guarantees. Article IX of the Agreement is deleted in its entirety.

               SECTION 6. Elimination of All Other Obligations of APL. Notwithstanding anything to the contrary in any provision of the Agreement, APL is deleted as a party thereto and shall have no rights or obligations thereunder after the Amendment No. 5 Effective Date.

               SECTION 7. Notices and Payment Obligations. All notices to be given to APL under the Agreement after the Amendment No. 5 Effective Date pursuant to Section 6.01, 6.02, 6.03 or 10.09 or Article VIII shall be effective if, and only if, given to APC. All payments to be made by APL under Section 7.09, 10.03 or 10.04 of the Agreement after the Amendment No. 5 Effective Date shall be made by APC. Any action permitted to be taken by APL under Section 10.07(f) of the Agreement after the Amendment No. 5 Effective Date may be taken by APC.

          SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 9. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Amendment No. 5 Effective Date") when the Agent shall have received:

              (a) duly executed counterparts hereof signed by APL, APC and all the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party); and

              (b) an opinion of Peter A.V. Huegel, Esq., Senior Counsel of APC, substantially in the form of Exhibit A hereto.
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                     AMERICAN PRESIDENT LINES, LTD.

                                     By /s/ Randall K. Gausman_
                                             Title:  Assistant Treasurer


                                     AMERICAN PRESIDENT COMPANIES, LTD.

                                     By /s/ Randall K. Gausman_
                                             Title:  Assistant Treasurer


                                     MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK

                                     By /s/ Diana H. Imhof
                                             Title:  Associate


                                     J.P. MORGAN DELAWARE


                                     By /s/ Philip S. Detjens
                                             Title:  Vice President


                                     BANK OF AMERICA NATIONAL TRUST
                                             and SAVINGS ASSOCIATION


                                     By /s/ Michael J. Dasher
                                             Title:  Vice President


                                     BARCLAYS BANK PLC


                                     By /s/ Paul M. Barnes
                                             Title:  Associate Director

                                     CITIBANK, N.A.


                                     By /s/ John F. Heuss
                                             Title:  Vice President


                                     THE FIRST NATIONAL BANK OF BOSTON


                                     By /s/ Alicia Szendiuch
                                             Title:  Vice President


                                     THE FIRST NATIONAL BANK OF CHICAGO


                                     By /s/ Gerald F. Mackin
                                             Title:  Vice President